UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 25, 2023

Date of Report (Date of earliest event reported)

The Greater Cannabis Company Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	000-56027	30-0842570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Walker Ave, Suite 101

Baltimore, MD 21208

(Address of Principal Executive Offices)

(443) 738-4051

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	GCAN	None

As used in this Current Report on Form 8-K (this “Current Report”), and unless otherwise indicated, the terms “the Company,” “GCAN,” “we,” “us” and “our” refer to The Greater Cannabis Company Inc. and its subsidiaries.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Fruci & Associates II, PLLC

(i) On January 25, 2023, the Company ended the engagement of Fruci & Associates II, PLLC (“Fruci”) as GCAN’s independent registered public accounting firm. The decision to end the engagement of Fruci & Associates II, PLLC was approved by unanimous written consent of the Company’s board of directors on January 25, 2023.

(ii) The reports of Fruci on the Company’s consolidated financial statements for the year ended December 31, 2021, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports on the Company’s consolidated financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern.

(iii) During the Company’s most recent fiscal year ended December 31, 2021, and the subsequent interim period through the date of this Current Report, (a) there have been no disagreements with Fruci, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Fruci, would have caused Fruci to make reference to the subject matter of the disagreement in connection with its reports; (b) no such disagreement was discussed with our board of directors as a whole; and (d) there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

(iv) Fruci has provided us with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating it agrees with the statements in part (a) of Item 4.01 of this Current Report. A copy of the letter is filed concurrently herewith as Exhibit 16.1.

(b)	Engagement of Olayinka Oyebola & Co

(i) Effective January 25, 2023, GCAN engaged Olayinka Oyebola & Co (“Olayinka”) as its independent public registered accounting firm. The engagement of Olayinka was approved by the unanimous written consent of the Company’s board of directors on January 25, 2023.

(ii) During the Company’s two most recent fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through the date of this Current Report, we did not consult with Olayinka regarding either (a) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (b) any matter that was either the subject of a disagreement or a “reportable event” as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No	Description

16.1	Letter from Fruci & Associates II, PLLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Greater Cannabis Company, Inc. a Florida corporation

Dated: January 26, 2023	By:	/s/ Aitan Zacharin
Chief Executive Officer